UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2025

Jade Biosciences, Inc.

(Exact name of Registrant as specified in its charter)

Nevada	001-40544	83-1377888
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 Crescent St., Building 23
Suite 105
Waltham, MA		02453
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 312-3013

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	JBIO	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

INTRODUCTORY NOTE

As previously reported, on April 28, 2025 (the “Closing Date”), Jade Biosciences, Inc., a Nevada corporation (formerly known as Aerovate Therapeutics, Inc., a Delaware corporation) (prior to the Closing Date, unless context otherwise requires, “Aerovate” and, after the Closing Date, the “Company”), consummated the previously announced business combination (the “Merger”) pursuant to that certain Agreement and Plan of Merger, dated as of October 30, 2024, by and among Aerovate, Caribbean Merger Sub I, Inc., a Delaware corporation and wholly owned subsidiary of Aerovate, Caribbean Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of Aerovate, and Jade Biosciences, Inc., a private Delaware corporation (prior to the Closing Date, unless context otherwise requires, “Jade”). This Current Report on Form 8-K (this “Report”) is being submitted to file (1) the unaudited condensed consolidated financial statements of Jade as of and for the three months ended March 31, 2025 and related notes thereto, and (2) Jade’s Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three months ended March 31, 2025. In addition, a press release announcing Jade’s financial results for the quarter ended March 31, 2025 and an updated corporate presentation for the Company are being furnished with this Report.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Financial Information

Unaudited Financial Statements

The unaudited condensed consolidated financial statements of Jade as of and for the three months ended March 31, 2025 and related notes thereto are attached hereto as Exhibit 99.1 and incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Jade’s Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three months ended March 31, 2025 is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Risk Factors

The risks associated with Jade’s business and operations are described in Aerovate’s definitive proxy statement/prospectus filed on Form S-4 with the U.S. Securities and Exchange Commission (the “SEC”), most recently amended on March 24, 2025 and declared effective on March 25, 2025 (as amended, the “Proxy Statement/Prospectus”), in the section entitled “Risk Factors—Risks Related to Jade” beginning on page 62 and the risks associated with the business and operations of the Company are described in the Proxy Statement/Prospectus in the section entitled “Risk Factors—Risks Related to the Combined Company” beginning on page 97, each of which are incorporated herein by reference.

Legal Proceedings

The information set forth in the section of the Proxy Statement/Prospectus entitled “Aerovate’s Business—Legal Proceedings” on page 251 and in the section of the Proxy Statement/Prospectus entitled “Jade’s Business—Legal Proceedings” on page 320 is incorporated herein by reference.

Item 2.02.	Results of Operations and Financial Condition.

The information set forth in Item 2.01 and in Exhibits 99.1 and 99.2 to this Report is incorporated into this Item 2.02 by reference.

On May 14, 2025, the Company issued a press release announcing Jade’s financial results for the quarter ended March 31, 2025. A copy of the press release is furnished as Exhibit 99.3 to this Report.

This Item 2.02 and Exhibit 99.3 to this Report are being furnished to the SEC and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), regardless of any general incorporation language in such filing.

Item 7.01.	Regulation FD Disclosure.

On May 14, 2025, the Company made available an updated corporate presentation on the Company’s website.

A copy of the corporate presentation is furnished as Exhibit 99.4 to this Report and is incorporated by reference herein. This Item 7.01 and Exhibit 99.4 to this Report are being furnished to the SEC and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The unaudited condensed consolidated financial statements of Jade as of and for the three months ended March 31, 2025 and the related notes thereto are attached as Exhibit 99.1 and are incorporated herein by reference. Also included as Exhibit 99.2 and incorporated herein by reference is Jade’s Management’s Discussion and Analysis for the three months ended March 31, 2025.

(d) Exhibits

EXHIBIT INDEX

Exhibit	Description

99.1	Unaudited condensed consolidated financial statements of Jade as of and for the three months ended March 31, 2025 and related notes thereto.

99.2	Jade’s Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three months ended March 31, 2025.

99.3	Press Release, issued on May 14, 2025.

99.4	Corporate Presentation, dated May 14, 2025.

104	Cover page interactive data file (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jade Biosciences, Inc.
(Registrant)

Date: May 14, 2025	By:	/s/ Tom Frohlich
	Name:	Tom Frohlich
	Title:	Chief Executive Officer